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                                                                     Exhibit 4.3

                          LOAN AND SECURITY AGREEMENT

         THIS AGREEMENT (the "Agreement"), dated as of September 25, 1998 (the "Closing Date") is entered into by and between Cytokinetics, Incorporated, a Delaware corporation having a principal place of business at 280 East Grand Avenue, South San Francisco, CA 94080 (the "Borrower") and Comdisco, Inc., a Delaware corporation having a principal place of business at 6111 North River Road, Rosemont, Illinois 60018 (the "Lender"). In consideration of the mutual agreements contained herein, the parties hereto agree as follows:

         WHEREAS, Borrower has requested Lender to make available to Borrower a loan in the aggregate principal amount of up to ONE MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($1,500,000.00) (as the same may from time to time be amended, modified, supplemented or revised, the "Loan"), which shall be available in minimum installments of TWO HUNDRED FIFTY THOUSAND and 00/100 DOLLARS ($250,000) each (the "Advance") on various dates prior to September 25, 1999 ("Advance Date(s)"), which would be evidenced by Secured Promissory Note(s) executed by Borrower substantially in the form of EXHIBIT A hereto (as the same may from time to time be amended, modified, supplemented or restated the "Note(s)");

         NOW, THEREFORE, it is agreed:

SECTION 1. THE LOAN

         1.1 Subject to the terms and conditions set forth herein, Lender shall lend to Borrower the aggregate original principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000) together with interest at the rate of eight and one quarter percent (8.25%) per annum due and payable in monthly installments as set forth in the Note

         1.2 Upon the occurrence of and during an Event of Default (as defined herein), interest shall thereafter be calculated at a rate of five percent (5%) in excess of the rate that would otherwise be applicable ("Default Rate"). All such interest shall be due and payable in arrears, on the first day of the following month.

         1.3 Notwithstanding any provision in this Agreement, the Note, or any other "Loan Document" (as defined herein), it is not the parties' intent to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law which a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of Illinois shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the "Maximum Rate"). If the Borrower actually pays Lender an amount of interest, chargeable on the total aggregate principal Secured Obligations of Borrower under this Agreement and the Note (as said rate is calculated over a period of time that is the longer of (i) the time from the date of this Agreement through the maturity time as set forth on the Note, or (ii) the entire period of time that any principal is outstanding on the Note), which amount of interest exceeds interest calculated at the Maximum Rate on said principal chargeable over said period of time, then such excess interest actually paid by Borrower shall be applied first, to the payment of principal outstanding on the Note; second, after all principal is repaid, to the payment of Lender's out of pocket costs, expenses, and professional fees which are owed by Borrower to Lender under this Agreement or the Loan Documents; and third, after all principal, costs, expenses, and professional fees owed by Borrower to Lender are repaid, the excess (if any) shall be refunded to Borrower.

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         1.4      In the event any interest is not paid when due hereunder,
delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Section 1.1

         1.5 Upon and during the continuation of an Event of Default hereunder (as defined herein), all Secured Obligations, including principal, interest, compounded interest, and reasonable professional fees, shall bear interest at a rate per annum equal to the Default Rate.

         1.6 Borrower shall have the option to prepay the Note, in whole or in part, at any time after the date hereof by paying the principal amount together with all accrued and unpaid interest with respect to such principal amount, as of the date of such prepayment and the Balloon Payment as described in the Note together with a prepayment premium equal to the difference, if any, between (x) the amount being prepaid and (y) the present value, discounted at the Treasury Rate, of each installment of principal and interest being prepaid discounted to the date of prepayment. If the amount in (x) is greater than the amount in (y), no prepayment premium shall be due. The "Treasury Rate" shall mean the then prevailing yield on US Treasury Constant Maturities for the most recent business day, as quoted in the Federal Reserve Statistical Release H15, as of the date of prepayment for an obligation of comparable maturity to the maturity date of the Note.

SECTION 2. SECURITY INTEREST

         As security for the payment of all indebtedness ("Indebtedness") of the Borrower to the Lender hereunder and under the Note, as the same may be renewed, extended for any period or rearranged, and the performance by the Borrower of its other obligations hereunder (the Indebtedness and such other obligations being hereinafter sometimes collectively referred to as the "Secured Obligations"), the Borrower hereby assigns to the Lender, and grants to the Lender a first priority security interest in, all the Borrower's right, title, and interest in and to the following property ("Collateral"): (i) the equipment and other property (the "Equipment") described in Exhibit B attached hereto; and
(ii) all proceeds, products, replacements, additions to, substitutions for and accessions to any and all Equipment including, without limitation, the proceeds applicable to the insurance referred to in Section 4 hereof.

         Equipment shall consist of computers, workstations, peripherals, instrumentation, electronic test equipment, office furniture, certain types of microscopy equipment and other items of equipment approved by Lender. Up to 20% of the Loan may be used for software and tenant improvements.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF BORROWER

The Borrower represents, warrants and agrees that:

         3.1 it has good title in and to the Equipment, free of all liens, security interests, encumbrances and claims whatsoever, except for the interest of the Lender therein;

         3.2 it has the full power and authority to, and does hereby grant and convey to the Lender, a valid first priority perfected security interest in the Collateral as security for the Secured Obligations, free of all liens, security interests, encumbrances and claims, and shall execute such

                                      -2-
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Uniform Commercial Code ("UCC") financing statements in connection herewith as the Lender may reasonably request. No other lien, security interest, adverse claim or encumbrance has been created by Borrower or is known by Borrower to exist with respect to any Collateral;

         3.3 it is a corporation duly organized, legally existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation in all jurisdictions where the failure to so qualify would have a material adverse effect on the Collateral or the business of the Borrower taken as a whole;

         3.4 the execution, delivery and performance of the Note, this Agreement, the Warrant Agreement dated September 25, 1998 pursuant to which Borrower granted to Lender the right to purchase the number of shares of preferred stock as set forth therein ("Warrant Agreement"), and all financing statements, certificates and other documents required to be delivered or executed in connection herewith (collectively, the "Loan Documents") have been duly authorized by all necessary corporate action of Borrower, the individual or individuals executing the Loan Documents were duly authorized to do so, the Equipment is personal property and as used by the Borrower will not be or become fixtures under applicable law, and the Loan Documents constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization or other similar laws generally affecting the enforcement of the rights of creditors;

         3.5 the Loan Documents do not and will not violate any provisions of its Certificate of Incorporation, bylaws or any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which the Borrower is subject, or result in the creation or imposition of any lien, security interest or other encumbrance upon the Collateral, other than those created by this Agreement;

         3.6 the execution, delivery and performance of the Loan Documents do not require the consent or approval of any other person or entity including, without limitation, any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

         3.7 as of the date hereof no fact or condition exists that would (or could, with the passage of time, the giving of notice, or both) constitute an Event of Default under this Agreement or any of the Loan Documents and no event which has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing. For purposes of this Agreement, "Material Adverse Effect" means a material adverse effect upon (i) the business, operations, properties, assets or financial condition of Borrower; or (ii) the ability of Borrower to perform the Secured Obligations.

SECTION 4. INSURANCE AND RISK OF LOSS

         4.1 Risk of loss of, damage to or destruction of the Equipment shall be borne by the Borrower and effective from the date of this Agreement and until the payment and performance in full of all Secured Obligations, Borrower shall at its own expense cause to be carried and maintained all risk casualty insurance (covering risk of fire, theft and other such risks as the Lender may require, including standard and extended coverage) with respect to each item of Equipment in an amount no less than the replacement costs applicable to such item of Equipment during the term of this Agreement. All policies evidencing such casualty insurance shall contain a

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standard mortgagee's endorsement and shall provide for at least thirty days prior written notice by the underwriter or insurance company to the Lender in the event of cancellation or expiration. Borrower shall provide Lender with insurance certificates evidencing the foregoing at time of closing.

         4.2 If any item of Equipment is lost or rendered unusable as a result of any physical damage to or destruction of such item of Equipment during the period from the date hereof to and including the maturity date under the Note or the date all Secured Obligations hereunder have been fully satisfied, whichever is later, Borrower shall give to Lender prompt notice thereof. Borrower shall determine, within fifteen (15) days after the date of occurrence of such loss, damage or destruction, whether such item of Equipment can be repaired and restored to the condition in which such item of Equipment was required to be maintained as of the date immediately preceding such damage. If Borrower determines that such item of Equipment can be repaired, Borrower, at its expense, shall cause such item of Equipment to be promptly repaired. If Borrower determines that such item of I Equipment is lost or cannot be repaired, Borrower shall promptly notify the Lender and such item of Equipment shall be deemed to have suffered a "Casualty Loss" for purposes of this Section as of the date of the occurrence of such loss. Within fifteen (15) days following the occurrence of any such loss, damage or destruction, Borrower shall notify the Lender of the item(s) of Equipment which has suffered such Casualty Loss ("Loss Item"), and within thirty (30) days thereafter (the "Settlement Date"), Borrower shall either (a) replace such item(s) of Equipment with equipment of the same model, type and feature configuration, in an operating condition and repair no less than that required hereunder of the damaged or lost equipment immediately prior to the date of such damage or loss, and having a fair market value no less than the Casualty Value (as defined herein) applicable to such item of Equipment as of the date immediately prior to such damage, in which case such replacement equipment shall for all purposes hereunder become part of the Collateral and (without limiting the preceding provisions) Borrower shall grant to Lender a first lien and security interest in respect of such replacement equipment pursuant to the terms of this Agreement, and Borrower shall provide the Lender evidence satisfactory to the Lender of Borrower's good and marketable title to such replacement equipment (free of any liens, security interests or encumbrances other than those created by this Agreement and Borrower shall be entitled to receive the amount of any insurance or other recovery received by Lender up to cost of obtaining the replacement equipment; or (b) so long as no Event of Default or event which with the giving of notice or passage of time, or both, would constitute an Event of Default, has occurred and is continuing, Borrower may provide substitute equipment satisfactory to Lender to become part of the Collateral and Borrower shall grant to Lender a first lien and security interest in respect of such substitute equipment pursuant to the terms of this Agreement, and Borrower shall provide the Lender evidence satisfactory to Lender of Borrower's good and marketable title to such substitute equipment (free of any liens, security interests or encumbrances other than created by this Agreement and Lender shall provide any required endorsements in connection with any insurance proceeds received by Borrower pursuant to such insurance policies; or (c) Borrower shall pay Lender the insurance proceeds payable pursuant to such insurance policies ("Insurance Proceeds") with respect to such Loss Item(s) and the principal amount of the Note (and interest accrued on the principal amount so prepayable) shall become due and payable on the Settlement Date to the extent of the replacement cost for all such Loss Item(s). For purposes of this Section 4.2, Casualty Value shall mean an amount equal to the greater of the fair market value of the Equipment as of the date of the Casualty Loss or the outstanding principal and accrued interest on the Loan. Moneys so received shall be applied, on the date of such receipt, as follows: first, to pay any

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accrued interest on the outstanding principal amount of the Note on such date;
second, to prepay, the outstanding principal amount of the Note (to the extent of the fair market value attributable to such Loss Item(s)); third, to pay any other Indebtedness of amounts then due and owing to the Lender hereunder; and fourth, so long as there has occurred no Event of Default under Section 8 hereof and no event which with the giving of notice or passage of time or both would constitute an Event of Default, has occurred and is continuing, Borrower and Lender hereby agree that the balance of any such Insurance Proceeds shall be paid promptly to the Borrower.

         4.3 Effective upon the date hereof under the Note and while there are any Secured Obligations outstanding, Borrower shall cause to be carried and maintained comprehensive general liability insurance with regard to the Collateral against risks customarily insured against in the Borrower's business. Such risks shall include, without limitation, the risks of death, bodily injury and property damage associated with the Collateral. All policies evidencing such insurance shall provide for at least thirty (30) days prior written notice by the underwriter or insurance company to the Lender in the event of cancellation or expiration.

         4.4 Borrower shall and does hereby indemnify and hold Lender, its agents and shareholders harmless from and against any and all claims, costs, expenses, damages and liabilities (including without limitation such claims, costs, expenses, damages and liabilities based on liability in tort including without limitation strict liability in tort) including reasonable attorneys' fees, arising out of Borrower's ownership, possession, operation, control, use, maintenance, delivery, or other disposition of the Collateral. Notwithstanding the foregoing, Borrower shall not be responsible under the terms of this Section
4.4 to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the negligence or willful misconduct of such indemnified party.

SECTION 5. COVENANTS OF BORROWER

         Borrower covenants and agrees as follows at all times while any of the Secured Obligations remain outstanding:

         5.1 Borrower shall maintain the Equipment in good operating order, repair, condition and appearance and protect the Equipment from deterioration, other than normal wear and tear. Borrower shall not use the Equipment or permit its use for any purpose other than for which it was designed. Borrower's obligation regarding the maintenance of the Equipment shall include, without limitation, all maintenance, repair, refurbishment and replacement recommended or advised either by the manufacturer, or that commonly performed by prudent business and/or professional practice. Any exceptions or qualifications expressed in this Agreement relating to normal or ordinary wear and tear shall not be deemed to limit Borrower's obligations pursuant to the preceding sentence.

         5.2 Borrower shall only relocate any item of the Collateral provided that: (a) it shall have caused to be filed and/or delivered to the Lender all UCC financing statements, certificates or other documents or instruments necessary to continue in effect the first prior perfected security interest of the Lender in the Collateral, and (b) it shall have given the Lender no less than fifteen (15) days prior written notice of such relocation.

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         5.3      Upon the request of Lender, Borrower shall, during business hours, make the Equipment available to Lender for inspection at the place where it is normally located and shall make Borrower's log and maintenance records pertaining to the Equipment available to the Equipment available to Lender for inspection. Borrower shall take all action necessary to maintain such logs and maintenance records in a correct and complete fashion.

         5.4 Upon the request of Lender, Borrower shall cause the Equipment to be plainly, permanently and conspicuously marked, by stenciling or by metal tag or plate affixed thereto, indicating Lender's security interest in the Equipment. Borrower shall replace any such stenciling, tag or plate which may be removed or destroyed or become illegible. Borrower shall keep all Equipment free from any marking or labeling which might be interpreted as a claim of ownership adverse to Borrower's.

         5.5 Borrower covenants and agrees to pay when due, all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against Borrower, Lender or the Collateral or upon Borrower's ownership, possession, use, operation or disposition thereof or upon Borrower's rents, receipts or earnings arising therefrom. Borrower shall file on or before the due date therefor all personal property tax returns in respect of the Collateral.

         5.6 Borrower shall furnish to Lender the financial statements listed hereinafter, prepared in accordance with generally accepted accounting principles consistently applied (the "Financial Statements"):

                  (a) as soon as practicable (and in any event within thirty (30) days) after the end of each month: an internally prepared income statement, balance sheet, and cash flow statement, (including the commencement of any material litigation by or against Borrower), each certified by Borrower's Chief Executive or Financial Officer to be true and correct;

                  (b) as soon as practicable (and in any event within ninety (90) days) after the end of each fiscal year, audited Financial Statements, setting forth in comparative form the corresponding figures for the preceding fiscal year, and accompanied by any audit report and opinion of the independent certified public accountants selected by Borrower; and

                  (c) promptly any additional information (including but not limited to tax returns, income statements, balance sheets, and names of principal creditors) as Lender reasonably believes necessary to evaluate Borrower's continuing ability to meet financial obligations.

         5.7 Notwithstanding the foregoing, after the effective date of the initial registration statement covering a public offering of Borrower's securities, the term "Financial Statements" shall be deemed to refer to only those statements required by the Securities and Exchange Commission, to be provided no less frequently than quarterly. Borrower will from time to time execute, deliver and file, alone or with Lender, any financing statements, security agreements or other documents; and take all further action that may be necessary, or that Lender may reasonably request, to confirm, perfect, preserve and protect the security interests intended to be granted hereby, and in addition, and for such purposes only, Borrower hereby authorizes Lender to execute and deliver on behalf of Borrower and to file such financing statements, security

                                      -6-
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agreement and other documents without the signature of Borrower either in
Lender's name or in the name of Borrower as agent and attorney-in-fact for Borrower.

         5.8 Borrower shall protect and defend Borrower's title as well as the interest of the Lender against all persons claiming any interest adverse to Borrower or Lender and shall at all times keep the Collateral free and clear from any attachment or levy, liens or encumbrances whatsoever (except any placed thereon by Lender, or any liens arising by operation of law with respect to any obligations not yet overdue or any other liens consented to in writing by Lender) and shall give Lender immediate written notice thereof.

SECTION 6. CONDITIONS PRECEDENT TO LOAN

The obligation of Lender to fund the Loan on each Advance Date(s) shall be subject to satisfaction by Borrower or waiver by Lender, in Lender's sole discretion, of the following conditions:

         6.1 (a) The Advance Date(s) for any installment shall occur on or before September 25, 1999.

         6.2 DOCUMENT DELIVERY. Borrower, on or prior to the Closing Date, shall have delivered to Lender the following, in form and substance reasonably satisfactory to Lender:

                  (a) executed originals of the Agreement, Note(s), Warrant Agreement and any documents reasonably required by Lender to effectuate the liens of Lender, with respect to all Collateral;

                  (b) certified copy of resolutions of Borrower's board of directors evidencing approval of the borrowing and other transactions evidenced by the Loan Documents;

                  (c) certified copies of the Certificate of Incorporation and the Bylaws of Borrower, as amended through the Closing Date;

                  (d) certificate of good standing for Borrower from its state of incorporation and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified would have a Material Adverse Effect;

                  (e) such other documents as Lender may reasonably request.

         6.3 ADVANCE REQUEST. Borrower, on or prior to each Advance Date(s), shall have delivered to Lender the following:

                  (a) a minimum of two (2) business days prior to the Advance Date(s), written notice in the form of an Advance Request, or as otherwise specified by Lender from time to time, specifying amount of such Advance and wire transfer instructions;

                  (b) such other documents as Lender may reasonably request.

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         6.4      PERFECTION OF SECURITY INTERESTS. Borrower shall have taken or caused to be taken such actions requested by Lender to grant Lender a first priority perfected security interest in the Collateral. Such actions shall include, without limitation, the delivery to Lender of all appropriate financing statements, executed by Borrower, as to the Collateral granted by Borrower for all jurisdictions as may be necessary or desirable to perfect the security interest of Lender in such Collateral

         6.5 ABSENCE OF EVENTS OF DEFAULTS. As of the Closing Date or the Advance Date, no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default under this Agreement or any of the Loan Documents.

         6.6 MATERIAL ADVERSE EFFECT. As of the Closing Date or the Advance Date, no event which has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

SECTION 7. ASSIGNMENT BY LENDER

         7.1 Borrower acknowledges and understands that Lender may sell and assign all or a part of its interest hereunder and under the Note and Loan Documents to any person or entity (an "Assignee"). After such assignment the term Lender shall mean such Assignee, and such Assignee shall be vested with all rights, powers and remedies of Lender hereunder with respect to the interest so assigned; but with respect to any such interest not so transferred, the Lender shall retain all rights, powers and remedies hereby given. No such assignment by Lender shall relieve Borrower of any of its obligations hereunder. Borrower shall acknowledge such assignment or assignments as shall be designated by written notice given by Lender to Borrower. The Lender agrees that in the event of any transfer by it of the Note, it will endorse thereon a notation as to the portion of the principal of the Note which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon.

SECTION 8. DEFAULT

         The occurrence of any one or more of the following events (herein called "Events of Default") shall constitute a default hereunder and under the
Note:

         8.1 The Borrower defaults in the payment of any principal or interest payable under this Agreement, the Note or any of the other Loan Documents and such default continues for more than five (5) days after the due date thereof;

         8.2 The Borrower defaults in the payment or performance of any other covenant or obligation of the Borrower hereunder or under the Note or any other Loan Documents for more than ten (10) days after the Lender has given notice of such default to the Borrower;

         8.3 Any representation or warranty made herein by the Borrower shall prove to have been false or misleading in any material respect;

         8.4 The making of an assignment by Borrower for the benefit of its creditors or the admission by Borrower in writing of its inability to pay its debts as they become due, or the insolvency of Borrower, or the filing by Borrower of a voluntary petition in bankruptcy, or the

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adjudication of Borrower as a bankrupt, or the filing by Borrower of any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law or regulation, or the filing of any answer by Borrower admitting, or the failure by Borrower to deny, the material allegations of a petition filed against it for any such relief, or the seeking or consenting by Borrower to, or acquiescence by Borrower in, the appointment of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower, or the inability of Borrower to pay its debts when due, or the commission by Borrower of any act of bankruptcy as defined in the Federal Bankruptcy Act, as amended;

         8.5 The failure by Borrower, within sixty (60) days after the commencement of any proceeding against Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, to obtain the dismissal of such proceeding or, within sixty (60) days after the appointment, without the written consent or acquiescence of Lender, of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower, to vacate such appointment; or

         8.6 The default by Borrower under any other notes or other agreement for borrowed money, lease or other agreement between Borrower and Lender.

SECTION 9. REMEDIES

         Upon the occurrence hereof of any one or more Events of Default, Lender, at its option, may declare the Note to be accelerated and immediately due and payable, (provided, that upon the occurrence of an Event of Default of the type described in 8.4 or 8.5, the Note and all other Secured Obligations shall automatically be accelerated and made due and payable without any further act) whereupon the unpaid principal of and accrued interest on such Note shall become immediately due and payable, and shall thereafter bear interest at the Default Rate and calculated in accordance with Section 1.2. Lender may exercise all rights and remedies with respect to the Collateral granted pursuant hereto for such Note, or otherwise available to it under applicable law, including the right to release, hold or otherwise dispose of all or any part of the Collateral and the right to utilize, process and commingle the Collateral.

         Upon the happening and during the continuance of any Event of Default, Lender may then, or at any time thereafter and from time to time, apply, collect, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Lender may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere. Borrower agrees that any such public or private sale may occur upon five (5) calendar day's notice to Borrower. Lender may require Borrower to assemble the Collateral and make it available to Lender at a place designated by Lender which is reasonably convenient to Lender and Borrower, The proceeds of any sale, disposition or other realization upon all or any part of the collateral shall be distributed by Lender in the following order of priorities:

         First, to Lender in an amount sufficient to pay in full Lender's reasonable costs and professionals' and advisors' fees and expenses;

         Second, to Lender in an amount equal to the then unpaid amount of the Secured Obligations in such order and priority as Lender may choose In its sole discretion; and

         Finally, upon payment in full of all of the Secured Obligations, to Borrower or its representatives or as a court of competent jurisdiction may direct.

The Lender shall return to the Borrower any surplus Collateral remaining after payment of all Secured Obligations.

SECTION 10. MISCELLANEOUS

         10.1 Borrower shall remain liable to Lender for any unpaid Secured Obligations, advances, costs, charges and expenses, together with interest thereon and shall pay the same immediately to Lender at Lender's offices.

         10.2 The powers conferred upon Lender by this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers.

         10.3 This is a continuing Agreement and the grant of a security interest hereunder shall remain in full force and effect and all the rights, powers and remedies of Lender hereunder shall continue to exist until the Secured Obligations are paid in full as the same become due and payable. When Borrower has paid in full all Secured Obligations, Lender will execute a written termination statement, reassigning to Borrower, without recourse, the Collateral and all rights conveyed hereby and return possession (if Lender has possession) of the Collateral to Borrower. The rights, powers and remedies of Lender hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of any other rights, powers and remedies of Lender. Furthermore, regardless of whether or not the UCC is in effect in the jurisdiction where such rights, powers and remedies are asserted, Lender shall have the rights, powers and remedies of a secured party under the UCC.

         10.4 Upon payment in full of all Secured Obligations, the Lender shall cancel the Note, this Agreement and all UCC financing statements, if any, and shall promptly deliver all such canceled documents to the Borrower.

         10.5 GOVERNING LAW. This Agreement, the Note and the other Loan Documents have been negotiated and delivered to Lender in the State of Illinois and shall not become effective until accepted by Lender in the State of Illinois. Payment to Lender by Borrower of the Secured Obligations is due in the State of Illinois. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Illinois excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

         10.6 CONSENT TO JURISDICTION AND VENUE. All judicial proceedings arising in or under or related to this Agreement, the Note or any of the other Loan Documents may be brought in any state or federal court of competent jurisdiction located in the State of Illinois. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to personal jurisdiction in Cook County, State of Illinois; (b) waives any objection as to jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, the Note and the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 10.8 below and shall be deemed effective and received as set forth in Section 10.8 below. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

         10.7 Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         10.8 Any notice required or given hereunder shall be deemed properly given upon the earlier of: (i) the first business day after transmission by facsimile or hand delivery or deposit with an overnight express service or overnight mail delivery service; or (ii) or three (3) days after mailed, postage prepaid, in each case, addressed to the designated recipient at its address set forth herein or such other address as such party may advise the other party by notice given in accordance with this provision.

         10.9 Lender and Borrower acknowledge that there are no agreements or understandings, written or oral, between Lender and Borrower with respect to the Loan, other than as set forth herein, in the Note and the other Loan Documents and that this Agreement, the Note and the other Loan Documents contain the entire agreement between Lender and Borrower with respect thereto. None of the terms of this Agreement, the Note and the other Loan Documents may be amended except by an instrument executed by each of the parties hereto.

         10.10 No omission, or delay, by Lender at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Lender is entitled, nor shall it in any way affect the right of Lender to enforce such provisions thereafter.

         10.11 All agreements, representations and warranties contained in this Agreement or the Note, or in any Loan Documents delivered pursuant hereto or in connection herewith shall be for the benefit of Lender and any Assignee and shall survive the execution and delivery of this Agreement or the Note and the expiration or other termination of this Agreement or the Note.

         10.12 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         10.13 This Agreement shall be binding upon, and shall inure to the benefit of, Borrower and its permitted assigns (if any). Borrower shall not assign its obligations under this Agreement, the Note or any of the other Loan Documents without Lender's express written consent and any such attempted assignment shall be void and of no effect. Any assignment by Borrower in connection with a "Merger" (as defined below) shall be subject to Lender's prior consent. Any consent granted by Lender shall be conditioned upon such surviving entity or transferee assuming Borrower's Secured Obligations hereunder pursuant to assignment documents reasonably acceptable to Lender. If Lender reasonably withholds its consent to such assignment in connection with a Merger, the outstanding principal and accrued and unpaid interest shall be prepaid in whole without a prepayment premium.

         For purposes of this Agreement, a "Merger" shall mean any consolidation or merger of the Borrower with or into any other corporation or entity, any sale or conveyance of an or substantially all of the assets or stock of the Borrower by or to any other person or entity in which Borrower is not the surviving entity.

         IN WITNESS WHEREOF, the Borrower and the Lender have duly executed and delivered this Agreement as of the day and year first above written.

                                        BORROWER: CYTOKINETICS, INCORPORATED.

                                          By:    /s/ Jon C. Richards
                                                 ------------------------------
                                          Title: Chief Financial Officer
                                          Date:  10-1-98

ACCEPTED IN ROSEMONT, ILLINOIS:

                                        LENDER: COMDISCO, INC.

                                          By: /s/ JAMES P. LABE
                                              ------------------------------
                                          Title: PRESIDENT
                                                 COMDISCO VENTURES DIVISION

                                          Date:  SEP 30 1998

                Amendment No. One to Loan and Security Agreement

         This Amendment Agreement No. One ("Amendment") to the Loan and Security Agreement dated as of September 25, 1998 is entered into this 1st day of February, 1999 by and between Cytokinetics, inc., a Delaware corporation, with its chief executive offices and principal place of business at 280 East Grand Avenue Suite 2, South San Francisco, CA 94080 ("Borrower") and Comdisco, Inc., a Delaware corporation, with its chief executive offices and principal place of business at 6111 North River Road, Rosemont, IL 60018 ("Lender").

                                    RECITALS

         WHEREAS, pursuant to the terms and conditions set forth in the Loan and Security Agreement dated as of September 25, 1998 between Borrower and Lender (hereinafter, "Loan Agreement"), the parties have entered into that certain Secured Promissory Note dated February 3, 1999 herewith (the "Note(s)") whereby for value received, Borrower promises to pay certain payments to Lender in the principal amount of Six Hundred Sixty Two Thousand Six Hundred Ninety four and 81/100 Dollars ($662,694.81);

         WHEREAS, in connection with the issuance of the Note, Lender and Borrower wish to amend the Loan Agreement to include the Exhibit B as required under the Loan Agreement.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, Borrower and Lender hereby agree as follows:

1. Except as expressly set forth herein, all terms used herein shall have the meanings set forth in the Loan Agreement.

2. Borrower and Lender agree that the Exhibit B attached hereto shall be incorporated and made a part of the Loan Agreement and the equipment described thereon shall be "Equipment" as set forth in the Loan Agreement.

3. Except as specifically amended hereby, the terms and conditions of the Loan Agreement are hereby reaffirmed and remain in full force and effect, and from and after the date hereof the "Agreement" shall mean the "Agreement" as amended by this Amendment.

4. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

IN WITNESS WHEREOF, Borrower and Lender have duly executed and delivered this Amendment as of the day and year first above written.

BORROWER                                CYTOKINETICS, INC.

                                        Signature:  /s/ Jon C. Richards
                                                    ----------------------------

                                        Print Name: Jon C. Richards

                                        Title:      Chief Financial Officer

ACCEPTED IN ROSEMONT, ILLINOIS

LENDER                                  COMDISCO, INC.

                                        Signature:  /s/ Jill Hanses
                                                    ----------------------------
                                        Print Name: Jill Hanses

                                        Title:  SRVP

                                                                       EXHIBIT B

                               Cytokinetics, Inc.

---------------------------------------------------------------------------------------------------------------------------
                     DATE
REF#     VENDOR     REC/INV    PO#          INVOICE #                DESCRIPTION                   SERIAL #          COST
---------------------------------------------------------------------------------------------------------------------------
                                                                       (brief)
---------------------------------------------------------------------------------------------------------------------------
Furniture
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              Desk-director 3x24 corner, 4x24 ret  N/A               1,165.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              Desk-director locking pedestal       N/A               1,165.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              desks-shared                         N/A               1,100.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              desks-shared                         N/A               1,100.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              desks-shared                         N/A               1,100.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              desks-shared                         N/A               1,100.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              desks-shared                         N/A               1,100.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              desks-shared                         N/A               1,100.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp int      8-Sep              1085-1              desks-shared                         N/A               1,100.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              desks-shared                         N/A               1,100.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              desks-shared                         N/A               1,100.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              desks-shared                         N/A               1,100.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              desks-shared                         N/A               1,100.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              desks-shared                         N/A               1,100.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              desks-shared                         N/A               1,100.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              desks-shared                         N/A               1,100.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              desks-shared                         N/A               1,100.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              desks-shared                         N/A               1,100.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              desks-adm                            N/A               1,100.00
---------------------------------------------------------------------------------------------------------------------------
   8   Corp Int      8-Sep              1085-1              desks-adm                            N/A               1,100.00
---------------------------------------------------------------------------------------------------------------------------
 253   Item         20-Oct   CS10198    87449 CA            Work Station                         No S/N              778.11
---------------------------------------------------------------------------------------------------------------------------
 254   Item         20-Oct   CS10198    87449 CA            Work Station                         No S/N              778.11
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  23,686.22
---------------------------------------------------------------------------------------------------------------------------
LAB EQ:
---------------------------------------------------------------------------------------------------------------------------
   1   VWR          28-Aug   CY185                13218620  Freezer, gen upright 20.9cft (-20)   U17H391576VH        895.00
---------------------------------------------------------------------------------------------------------------------------
   2   VWR           5-Aug   CY108                  277640  Generator PT DA 21 1 2/2EC           H2840271366211F   1,016.00
---------------------------------------------------------------------------------------------------------------------------
   2   VWR          10-Aug   CY164                10480030  Nanopure infinity UV/UF 120V         899980816921      4,033.00
---------------------------------------------------------------------------------------------------------------------------
   2   VWR          11-AUQ   CY110                58752390  Freezer uprt auto/DF 23.3cft (-80)   U10H39050UH       4,190.55
---------------------------------------------------------------------------------------------------------------------------
   2   VWR          11-Aug   CY209                  292020  Radiation SRVY w/Probet              9825-319            625.00
---------------------------------------------------------------------------------------------------------------------------
   2   VWR          13-Aug   CY108                11293240  Polytron, PTMR2100 Homogenizer       324474            1,196.00
---------------------------------------------------------------------------------------------------------------------------
   3   VWR          29-Jul   061798C              57664663  Dual slab gelkit 220MM               NO S/N              643.80
---------------------------------------------------------------------------------------------------------------------------
   4   VWR          17-Jul   CY110                58832690  Oven, Hybridiser, techne HB-1D       826905-8          2,931.75
---------------------------------------------------------------------------------------------------------------------------
   5   VWR           9-Jul   CY110                58752380  Incubator, CSA model 1 545           1103097           1,450.52
---------------------------------------------------------------------------------------------------------------------------
   5   VWR           9-Jul   CY110                58752380  Incubator, WTR JKT model 3015        600298            2,397.95
---------------------------------------------------------------------------------------------------------------------------
   5   VWR           8-Jul   CY108                  192070  Generator PT-DA2107/2EC              H284027136613G      888.00
---------------------------------------------------------------------------------------------------------------------------
   5   Beckman       9-Jul   CY110                58752400  Afgra 6R rfrg bnch cntrifuge         ALR98G01          6,556.00
---------------------------------------------------------------------------------------------------------------------------
   5   VWR           9-Jul   CY110                58752400  GH-3.8 Horiz rotor w/4 ALM           98U 20801         2,133.50
---------------------------------------------------------------------------------------------------------------------------
   5   VWR           9-Jul   CY110                58752400  Carrier assy, mtcroplus              Consumable          977.50
---------------------------------------------------------------------------------------------------------------------------
  14   PE Bio        4-Jul   CY107                90172820  Analyzer, general 100/120V (system)  100000668        55,000.00
---------------------------------------------------------------------------------------------------------------------------
  16   Tech Ins     22-Jul   CY138                  102160  TMS mainbody W/B INO w/ lenses.eye   To be returned    3,127.59
---------------------------------------------------------------------------------------------------------------------------
  20   Stratgen     21-Jul   CY153                  670159  Stratalinker 2400, 120V              9823647           1,435.50
---------------------------------------------------------------------------------------------------------------------------
  23   MJ Research  11-Aug   980615                  50435  DNA engine chassis                   EN007984          5,495.00
---------------------------------------------------------------------------------------------------------------------------
  24   MJ Research  11-Aug   980615                  50435  Dual Alpha PTC 200/225               ALO18393          2,495.00
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

REF#     VENDOR          TOTAL     CK#                        % FUNDED   TOTAL FUNDED
-------------------------------------------------------------------------------------
Furniture
------------------------------------------------------------------------------------
   8   Corp Int       1,165.00  2196/2077                       80%       $   932.00
------------------------------------------------------------------------------------
   8   Corp Int       1,165.00  2196/2077                       80%       $   932.00
------------------------------------------------------------------------------------
   8   Corp Int       1,100.00  2196/2077                       80%       $   880.00
------------------------------------------------------------------------------------
   8   Corp Int       1,100.00  2196/2077                       80%       $   880.00
------------------------------------------------------------------------------------
   8   Corp Int       1,100.00  2196/2077                       80%       $   880.00
------------------------------------------------------------------------------------
   8   Corp Int       1,100.00  2196/2077                       80%       $   880.00
------------------------------------------------------------------------------------
   8   Corp Int       1,100.00  2196/2077                       80%       $   880.00
------------------------------------------------------------------------------------
   8   Corp Int       1,100.00  2196/2077                       80%       $   880.00
------------------------------------------------------------------------------------
   8   Corp int       1,100.00  2196/2077                       80%       $   880.00
------------------------------------------------------------------------------------
   8   Corp Int       1,100.00  2196/2077                       80%       $   880.00
------------------------------------------------------------------------------------
   8   Corp Int       1,100.00  2196/2077                       80%       $   880.00
------------------------------------------------------------------------------------
   8   Corp Int       1,100.00  2196/2077                       80%       $   880.00
------------------------------------------------------------------------------------
   8   Corp Int       1,100.00  2196/2077                       80%       $   830.00
------------------------------------------------------------------------------------
   8   Corp Int       1,100.00  2196/2077                       80%       $    88000
------------------------------------------------------------------------------------
   8   Corp Int       1,100.00  2196/2077                       80%       $   880.00
------------------------------------------------------------------------------------
   8   Corp Int       1,100.00  2196/2077                       80%       $   880.00
------------------------------------------------------------------------------------
   8   Corp Int       1,100.00  2196/2077                       80%       $   880,00
------------------------------------------------------------------------------------
   8   Corp int       1,100.00  2196/2077                       80%       $   880.00
------------------------------------------------------------------------------------
   8   Corp Int       1,100.00  2196/2077                       80%       $   880.00
------------------------------------------------------------------------------------
   8   Corp Int       1,100.00  2196/2077                       80%       $   880.00
------------------------------------------------------------------------------------
 253   Item             778.11  VISA          778.11  accrue   100%       $   778.11
------------------------------------------------------------------------------------
 254   Item             778.11  VISA          778.11  accrue   100%       $   778.11
------------------------------------------------------------------------------------
                     23,686.22                        ok                  $19,260.22
------------------------------------------------------------------------------------
LAB EQ:
------------------------------------------------------------------------------------
   1   VWR              895.00       2187     895.00            80%       $   716,00
------------------------------------------------------------------------------------
   2   VWR            1,016.00       2186                       80%       $   812.80
------------------------------------------------------------------------------------
   2   VWR            4,033.00       2186                       80%       $ 3,226.40
------------------------------------------------------------------------------------
   2   VWR            4,190.55       2186                       80%       $ 3,352.44
------------------------------------------------------------------------------------
   2   VWR              625.00       2186                       80%       $   500.00
------------------------------------------------------------------------------------
   2   VWR            1,196.00       2186  11,060.55            80%       $   956.80
------------------------------------------------------------------------------------
   3   VWR              643.80       2110     643.80            80%       $   515.04
------------------------------------------------------------------------------------
   4   VWR            2,931.75       2072   2,931.75            80%       $ 2,345.40
------------------------------------------------------------------------------------
   5   VWR            1,450.52       2056                       70%       $ 1,015.36
------------------------------------------------------------------------------------
   5   VWR            2,397.95       2056                       70%       $ 1,678.57
------------------------------------------------------------------------------------
   5   VWR              888.00       2056                       70%       $   621.60
------------------------------------------------------------------------------------
   5   Beckman        6,556.00       2056                       70%       $ 4,589.20
------------------------------------------------------------------------------------
   5   VWR            2,133.50       2056                       70%       $ 1,493.45
------------------------------------------------------------------------------------
   5   VWR              977.50       2056  14,403.47            70%       $   684.25
------------------------------------------------------------------------------------
  14   PE Bio        55,000.00       2087  55,000.00            70%       $38,500.00
------------------------------------------------------------------------------------
  16   Tech Ins       3,127.59       2098   3.127.59            80%       $ 2,502.07
------------------------------------------------------------------------------------
  20   Stratgen       1,435.50       2130   1,435.50            80%       $ 1,148.40
------------------------------------------------------------------------------------
  23   MJ Research    5,495.00       2174                       80%       $ 4,396.00
------------------------------------------------------------------------------------
  24   MJ Research    2,495.00       2174                       80%       $ 1,996.00
------------------------------------------------------------------------------------

1/29/99

                                     1 of 6

                               Cytokinetics, Inc.

                      DATE
REF #     VENDOR     REC/INV    PO#          INVOICE #                  DESCRIPTION                         SERIAL #          COST
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  26  MJ Research    11-Aug   980615                 50435  Minicycler 16W Hot Bonnet                   MC008706            2,995.00
------------------------------------------------------------------------------------------------------------------------------------
  29  Savant         31-Jul   Cy125                 155171  Gel pump w/charcoal filter                  GEP140-9G310051-1   2,085.00
------------------------------------------------------------------------------------------------------------------------------------
  32  Cryosafe        2-Sep   Cy239                    578  Liquid Nitrogen auto till liquid tank       562007PS9809        5,495.00
------------------------------------------------------------------------------------------------------------------------------------
  33  Cryosafe        2-Sep   Cy239                    578  Complete invt sys                           562007P89S09        1,100.00
------------------------------------------------------------------------------------------------------------------------------------
  37  Savant         11-Sep   CY260                 156820  DNA speedvac & rotor                        110-813470196-1G    4,072.50
------------------------------------------------------------------------------------------------------------------------------------
  39  Molecular Dev  15-Sep   Shumate  C. Shumate exp rept  Spectramax 340, softmax pro                 MO1115 (LO2022)    12,800.00
------------------------------------------------------------------------------------------------------------------------------------
 200  BioRad         15-Sep   91498                1430358  Ultramark Microplate Reader                 10006              19,995.00
------------------------------------------------------------------------------------------------------------------------------------
 201  BioRad         31-Jul   CY173                1402499  Econo Pump Model EP-1                       700-BR08532         1,315.37
------------------------------------------------------------------------------------------------------------------------------------
 202  Beckman         6-Oct   CY313    352838FT01           Rotor Assy/w bottle cap, PP & AY            98U1947             4,482.28
------------------------------------------------------------------------------------------------------------------------------------
 203  Beckman         8-Oct   CY313    352838FT02           J2-HS Centrifuge 208V 60HZ                  CJA98K01           11,631.90
------------------------------------------------------------------------------------------------------------------------------------
 204  Beckman        10-Sep   CY244    349358FT01           Multimek 96 Pipettor                        304181APS          46,350.00
------------------------------------------------------------------------------------------------------------------------------------
 205  Beckman        10-Sep   CY244    349358FT01           Multimek Pro Software                       304181APS           5,000.00
------------------------------------------------------------------------------------------------------------------------------------
 206  Beckman        10-Sep   CY244    349358FT01           Disposable Tip Wash System                  304181APS           6,000.00
------------------------------------------------------------------------------------------------------------------------------------
 207  Beckman         2-Oct   CY266    348803FT00A          SW55TI Swinging Bucket Titanium Rotor       98U2605             8,160.00
------------------------------------------------------------------------------------------------------------------------------------
 208  Beckman         2-Oct   CY266    348803FT00A          DU 640 UV/VIS Scanning Spcetrophotometer    4323214             7,140.00
------------------------------------------------------------------------------------------------------------------------------------
 209  Beckman         2-Oct   CY266    348803FT00A          Transport                                   4323214               659.60
------------------------------------------------------------------------------------------------------------------------------------
 210  Beckman         2-Oct   CY266    348803FT00A          Micro Auto 6 Cell Holder unheated           4323214               673.20
------------------------------------------------------------------------------------------------------------------------------------
 211  Beckman         2-Oct   CY266    348803FT00A          External Storage Device                     4323214               584.80
------------------------------------------------------------------------------------------------------------------------------------
 212  Beckman         2-Oct   CY266    348803FT00A          UV Silica Cuvette (set4)                    4323214               530.40
------------------------------------------------------------------------------------------------------------------------------------
 213  Beckman         2-Oct   CY266    348803FT00A          Optima TLX Ultracentrifuge                  CTX98G04           21,938.07
------------------------------------------------------------------------------------------------------------------------------------
 214  Beckman         2-Oct   CY266    348803FT00A          TLA 110 Fixed Angle Titanium Rotor Pkg      98U314              4,726.00
------------------------------------------------------------------------------------------------------------------------------------
 215  Beckman         2-Oct   CY266    348803FT00A          TLA 100 Fixed Angle Titanium Rotor Pkg      98U1338             3,066.80
------------------------------------------------------------------------------------------------------------------------------------
 216  Beckman         2-Oct   CY266    348803FT00A          Avanti J-25 Centrifuge for 50/60 HX         JHX98K02           14,756.00
------------------------------------------------------------------------------------------------------------------------------------
 217  Beckman         2-Oct   CY266    348803FT00A          JA 25.50 Fixed Angle Rotor Assy             JHX98K02            2,352.80
------------------------------------------------------------------------------------------------------------------------------------
 218  Beckman         2-Oct   CY266    348803FT00A          JLA-16 Rotor w/single locking lid           98U752              3,284.00
------------------------------------------------------------------------------------------------------------------------------------
 219  Beckman         2-Oct   CY266    348803FT00A          Optima LE 80 K preparative Untracentrifuge  COL9840            27,404.00
------------------------------------------------------------------------------------------------------------------------------------
 220  Beckman         2-Oct   CY266    348803FT00A          Type 19 Fixed angle Alum. Rotor Assy        98E3701             5,508.00
------------------------------------------------------------------------------------------------------------------------------------
 221  Beckrnan        2-Oct   CY266    348803FT00A          Type 45TI Fixed angle titanium Rotor Assy   98U3423             7,344.00
------------------------------------------------------------------------------------------------------------------------------------
 222  Beckman         2-Oct   CY266    348803FT00A          Type 70.1 Fixed angle Titan. Rotor Assy     98U3968             7,208.00
------------------------------------------------------------------------------------------------------------------------------------
 223  ComDisco        8-Oct                          12910  New Brunswick Orbital Shaker G-25           190524971           3,360.00
------------------------------------------------------------------------------------------------------------------------------------
 224  ComDisco        8-Oct                          12910  New Brunswick Orbital Shaker G-25           181188              3,360.00
------------------------------------------------------------------------------------------------------------------------------------
 225  CCS Packard    14-Sep   9149802              3090407  Jun-Air Compressor w/air hose               405282              1,550.00
------------------------------------------------------------------------------------------------------------------------------------
 226  Forma Scient   18-Sep   CY243                2735850  Lab Glassware Dryer                         18937-514           7,428.00
------------------------------------------------------------------------------------------------------------------------------------
 227  Forma Scient   16-Sep   CY263                2738190  Bio Safe Cab TT 6Ft SLD                     19497-69            5,090.00
------------------------------------------------------------------------------------------------------------------------------------
 230  MicroSource    22-Sep   CY294                  94728  MicroSource Plates "Killer' Plate           N/A                 1,100.00
------------------------------------------------------------------------------------------------------------------------------------
 231  VWR            22-Sep   CY261               13582370  55702-497 REF,Chr,VWR49C,FS,MST,115VT       12076807            2,996.94
------------------------------------------------------------------------------------------------------------------------------------
 232  VWR            18-Sep   CY252               13463890  Scotsman 325 Ice Flaker                     051918-03N          2,675.00
------------------------------------------------------------------------------------------------------------------------------------
 233  VWR            17-Sep   CY185               13124400  Revco/Lindberg 24.4 CuFt Upright (-80)      80508h-381550-SH    8,398.00
------------------------------------------------------------------------------------------------------------------------------------
 234  VWR            29-Sep   CY314                 432300  Bath.GP. Microcntl CSA 5.5L1 1 5VT          698060478             576.90
------------------------------------------------------------------------------------------------------------------------------------
 235  VWR             5-Oct   CY318               15794230  Storage Mat Applicator                      No SIN                904.76
------------------------------------------------------------------------------------------------------------------------------------
 236  VWR             5-Oct   CY317               15769580  Elect Pip 8CH                               N72553                786.05
------------------------------------------------------------------------------------------------------------------------------------
   7  VWR            25-Jun   061798C             57664630  Micro centrfg, epp 5417C 115V               3929                1,905.00
------------------------------------------------------------------------------------------------------------------------------------
   7  VWR            25-Jun   061798C             57664630  Micro centrfg, epp 5417C 115V               9165                1,905.00
------------------------------------------------------------------------------------------------------------------------------------
   7  VWR            25-Jun   061798C             57664630  Micro centrfg, epp 5417C 115V               8991                1,905.00
------------------------------------------------------------------------------------------------------------------------------------

REF#      VENDOR          TOTAL     CK#                      % FUNDED  TOTAL FUNDED
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
  26  MJ Research       2,995.00   2174   10,985.00             80%    $   2,396.00
-----------------------------------------------------------------------------------
  29  Savant            2,085.00   2180    2,085.00             80%    $   1,668.00
-----------------------------------------------------------------------------------
  32  Cryosafe          5,495.00   2213              accrue     80%    $   4,396.00
-----------------------------------------------------------------------------------
  33  Cryosafe          1,100.00   2213    6,595.00  accrue     80%    $     880.00
-----------------------------------------------------------------------------------
  37  Savant            4,072.50   2238    4,072.50            100%    $   4,072.50
-----------------------------------------------------------------------------------
  39  Molecular Dev    12,800.00   2252   12,800.00            100%    $  12,800.00
-----------------------------------------------------------------------------------
 200  BioRad           19,995.00   2273                        100%    $  19,995.00
-----------------------------------------------------------------------------------
 201  BioRad            1,315.37   2273   21,310.37             80%    $   1,052.30
-----------------------------------------------------------------------------------
 202  Beckman           4,482.28   2274                        100%    $   4,482.28
-----------------------------------------------------------------------------------
 203  Beckman          11,631.90   2274                        100%    $  11,631.90
-----------------------------------------------------------------------------------
 204  Beckman          46,350.00   2274                         80%    $  37,080.00
-----------------------------------------------------------------------------------
 205  Beckman           5,000.00   2274                         80%    $   4,000,00
-----------------------------------------------------------------------------------
 206  Beckman           6,000.00   2274   73,464.18             80%    $   4,800.00
-----------------------------------------------------------------------------------
 207  Beckman           8,160.00   2275                        100%    $   8,160.00
-----------------------------------------------------------------------------------
 208  Beckman           7,140.00   2275                        100%    $   7,140.00
-----------------------------------------------------------------------------------
 209  Beckman             659.60   2275                        100%    $     659.60
-----------------------------------------------------------------------------------
 210  Beckman             673.20   2275                        100%    $     673.20
-----------------------------------------------------------------------------------
 211  Beckman             584.80   2275                        100%    $     584.80
-----------------------------------------------------------------------------------
 212  Beckman             530.40   2275                        100%    $     530.40
-----------------------------------------------------------------------------------
 213  Beckman          21,938.07   2275                        100%    $  21,938.07
-----------------------------------------------------------------------------------
 214  Beckman           4,726.00   2275                        100%    $   4,726.00
-----------------------------------------------------------------------------------
 215  Beckman           3,066.80   2275                        100%    $   3,066.80
-----------------------------------------------------------------------------------
 216  Beckman          14,756.00   2275                        100%    $  14,756.00
-----------------------------------------------------------------------------------
 217  Beckman           2,352.80   2275                        100%    $   2,352.80
-----------------------------------------------------------------------------------
 218  Beckman           3,284.00   2275                        100%    $   3,284.00
-----------------------------------------------------------------------------------
 219  Beckman          27,404.00   2275                        100%    $  27,404.00
-----------------------------------------------------------------------------------
 220  Beckman           5,508.00   2275                        100%    $   5,508.00
-----------------------------------------------------------------------------------
 221  Beckrnan          7,344.00   2275                        100%    $   7,344.00
-----------------------------------------------------------------------------------
 222  Beckman           7,203.00   2275  115,335.67            100%    $   7,208.00
-----------------------------------------------------------------------------------
 223  ComDisco          3,360.00   2279                        100%    $   3,360.00
-----------------------------------------------------------------------------------
 224  ComDisco          3,360.00   2279    6,720.00            100%    $   3,360.00
-----------------------------------------------------------------------------------
 225  CCS Packard       1,550.00   2282    1,550.00            100%    $   1,550.00
-----------------------------------------------------------------------------------
 226  Forma Scient      7,428,00   2292                        100%    $   7,428.00
-----------------------------------------------------------------------------------
 227  Forma Scient      5,090.00   2292   12,518.00            100%    $   5,090.00
-----------------------------------------------------------------------------------
 230  MicroSource       1,100.00   2300    1,100.00  accru     100%    $   1,100.00
-----------------------------------------------------------------------------------
 231  VWR               2,996.94   2324                        100%    $   2,996.94
-----------------------------------------------------------------------------------
 232  VWR               2,675.00   2324                        100%    $   2,675.00
-----------------------------------------------------------------------------------
 233  VWR               8,398.00   2324                        100%    $   8,398.00
-----------------------------------------------------------------------------------
 234  VWR                 576.90   2324                        100%    $     576.90
-----------------------------------------------------------------------------------
 235  VWR                 904.76   2324                        100%    $     904.76
-----------------------------------------------------------------------------------
 236  VWR                 786.05   2324   16,337.65            100%    $     786.05
-----------------------------------------------------------------------------------
   7  VWR               1,905.00   2015                         70%    $   1,333.50
-----------------------------------------------------------------------------------
   7  VWR               1,905.00   2015                         70%    $   1,333.50
-----------------------------------------------------------------------------------
   7  VWR               1,905.00   2015                         70%    $   1,333.50
-----------------------------------------------------------------------------------

                                     2 of 6

                               Cytokinetics, Inc.

                      DATE
REF #     VENDOR     REC/INV    PO#          INVOICE #                  DESCRIPTION                             SERIAL #
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR            25-Jun   061798C             57664630  Micro centrfg, epp 5417C 115V              8992
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR            25-Jun   061798C             57664630  Micrcent refrig, w/o rotor 115V            540703929
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR            25-Jun   061798C             57664630  Platform, rocking VWR100                   8906011
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR            25-Jun   061798C             57664630  Platform, rocking VWR100                   980601A
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR            25-Jun   061798C             57664630  Platform, rocking VWR100                   980601F
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR            25-Jun   061798C             57664630  Vortex mixer, multi tube                   1071
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR            25-Jun   061798C             57664630  Balance, analyt premier                    116040045
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR            25-Jun   061798C             57664630  PH meter, 430 meter w/kit 120V             3889
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR             1-Jul   061798C             57664640  Lauda circ, E 106T, 115V/60HZ              W09037
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR             1-Jul   061798C             57664640  Lauda circ, E 106T, 115V/60HZ              W09035
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR            26-Jun   061798C             57664660  Dual slab gelkit 220MM                     No S/N
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR            26-Jun   061798C             57664661  Transillum, dual, Bnch TP VWR115VT         060898-006
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR            25-Jun   061798C             57664670  Balance, PRF, LVL, Delta, PR5002DRT        1117151544
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR             8-Jul   061798C             57664632  Shakr orbit micp roc CNT 110V              960
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR             8-Jul   061798C             57664632  Shakr orbit micp roc CNT 110V              958
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR             8-Jul   061798C             57664632  Shakr orbit micp roc CNT 110V              963
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR             8-Jul   061798C             57664633  Finnpette digitl 12ch                      F501984510050
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR             2-Jul   061798C             57664631  Finnpette dig.12ch 50-300UL                FS9064
----------------------------------------------------------------------------------------------------------------------------------
   7  VWR             9-Jul   061798C             57664651  Ultrason cell distr 1/2 IN/450             C080306G
----------------------------------------------------------------------------------------------------------------------------------
  83  BioRad         22-Jui   CY134                1396445  Uno Column                                 347BR2689
----------------------------------------------------------------------------------------------------------------------------------
  84  BioRad         22-Jul   CY134                1396445  Auto Steam Select Valve                    347BR2689
----------------------------------------------------------------------------------------------------------------------------------
  85  BioRad         22-Jul   CY134                1396445  Auto Steam Select Valve                    347BR2689
----------------------------------------------------------------------------------------------------------------------------------
  93  BioRad         22-Jul   CY134                1396445  Select Valve                               347BR2689
----------------------------------------------------------------------------------------------------------------------------------
  94  BioRad         22-Jul   CY134                1396445  Select Valve                               347BR2689
----------------------------------------------------------------------------------------------------------------------------------
  86  BioRad         23-Jul   CY134                1396830  Auto Biologic System                       347BR2689
----------------------------------------------------------------------------------------------------------------------------------
  87  BioRad         23-Jul   CY134                1396830  Biologic Dynaloop kit                      347BR2689
----------------------------------------------------------------------------------------------------------------------------------
  88  BioRad         31-Jul   CY173                1402499  Econo Pump, model EP-1, 110V               700BR08532
----------------------------------------------------------------------------------------------------------------------------------
  81  Life Tech      28-Jul   CY165                 743380  EDAS 120 system                            EKB74902512
----------------------------------------------------------------------------------------------------------------------------------
  80  BioRad         12-Aug   CY134                1409267  Dynaloop 90ML replacement loop             347BR2689
----------------------------------------------------------------------------------------------------------------------------------
  82  Microfluids    19-Aug   CY201                   3793  M110S Large Pump Assy                      98058
----------------------------------------------------------------------------------------------------------------------------------
  89  PEBio          14-Sep                       90194114  TF, Kit BDT PR-100                         No S/N
----------------------------------------------------------------------------------------------------------------------------------
  90  PEBio          14-Sep                       90196900  10MMD/250MML Glass Column                  No S/N
----------------------------------------------------------------------------------------------------------------------------------
 245  Beckman        29-Oct   CY313     352838FT03          JLA-16 Rotor w/single locking lid          98U752
----------------------------------------------------------------------------------------------------------------------------------
 246  CCS Packard     6-Oct   CY253                3100462  Platestak, scanner, deck                   1347
----------------------------------------------------------------------------------------------------------------------------------
 247  CCS Packard     6-Oct   Cs100698             3100458  500ML Birdfeeder                           N/A
----------------------------------------------------------------------------------------------------------------------------------
 249  MXR             8-Oct   CY266                 369682  Konica SRX-101 Processor                   105210881
----------------------------------------------------------------------------------------------------------------------------------
      WXR            29-Oct                         370525  SRX-101 Film Processor                     105210881
----------------------------------------------------------------------------------------------------------------------------------
 250  Therm-X        26-Oct   CY347                  54128  Watlow Mini Benchtop controller/couple     P/N Mini TR-00-000 (No S/N)
----------------------------------------------------------------------------------------------------------------------------------
 251  PE Bio          4-Jul   CY107               90172820  Genetic Analyzer 100/120V 310              100000668
----------------------------------------------------------------------------------------------------------------------------------
 252  Univ. Imaging  23-Oct   CY269                   6623  Hamamtsu C4742-95 12 Bit Interline Camera  270465
                                                            with 2x2 or 4x4 binning
----------------------------------------------------------------------------------------------------------------------------------
 252  Univ. Imaging  23-Oct   CY269                   6623  Acquisition Option for Hamamatsu Camera    270465
----------------------------------------------------------------------------------------------------------------------------------

REF#      VENDOR       COST       TOTAL       CK#                         % FUNDED  TOTAL FUNDED
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
   7  VWR             1,905.00   1,905.00       2015                         70%    $   1,333.50
------------------------------------------------------------------------------------------------
   7  VWR             5,033.00   5,033.00       2015                         70%    $   3,523.10
------------------------------------------------------------------------------------------------
   7  VWR               567.00     567.00       2015                         70%    $     396.90
------------------------------------------------------------------------------------------------
   7  VWR               567.00     567.00       2015                         70%    $     396.90
------------------------------------------------------------------------------------------------
   7  VWR               567.00     567.00       2015                         70%    $     396.90
------------------------------------------------------------------------------------------------
   7  VWR             1,081.00   1,081.00       2015                         70%    $     756.70
------------------------------------------------------------------------------------------------
   7  VWR             5,466.00   5,466.00       2015                         70%    $   3,826.20
------------------------------------------------------------------------------------------------
   7  VWR               567.88     567.88       2015                         70%    $     397.52
------------------------------------------------------------------------------------------------
   7  VWR             1,186.25   1,186.25       2015                         70%    $     830.38
------------------------------------------------------------------------------------------------
   7  VWR             1,186.25   1,186.25       2015                         70%    $     830.38
------------------------------------------------------------------------------------------------
   7  VWR               643.80     643.80       2015                         70%    $     450.66
------------------------------------------------------------------------------------------------
   7  VWR             1,108.51   1,108.51       2015                         70%    $     775.96
------------------------------------------------------------------------------------------------
   7  VWR             2,796.00   2,796.00       2015                         70%    $   1,957.20
------------------------------------------------------------------------------------------------
   7  VWR               982.55     982.55       2015                         70%    $     687.79
------------------------------------------------------------------------------------------------
   7  VWR               982.55     982.55       2015                         70%    $     687.79
------------------------------------------------------------------------------------------------
   7  VWR               982.55     982.55       2015                         70%    $     687.79
------------------------------------------------------------------------------------------------
   7  VWR               573.18     573.18       2015                         70%    $     401.23
------------------------------------------------------------------------------------------------
   7  VWR               573.18     573.18       2015                         70%    $     401.23
------------------------------------------------------------------------------------------------
   7  VWR             2,296.00   2,296.00       2015  34,779.70              70%    $   1,607.20
------------------------------------------------------------------------------------------------
  83  BioRad            997.50     997.50       2139                         80%    $     798.00
------------------------------------------------------------------------------------------------
  84  BioRad            855.00     855.00       2139                         80%    $     684.00
------------------------------------------------------------------------------------------------
  85  BioRad            855.00     855.00       2139                         80%    $     684.00
------------------------------------------------------------------------------------------------
  93  BioRad            506.25     506.25       2139                         80%    $     405.00
------------------------------------------------------------------------------------------------
  94  BioRad            506.25     506.25       2139                         80%    $     405.00
------------------------------------------------------------------------------------------------
  86  BioRad         22,311.00  22,311.00       2139                         80%    $  17,848.80
------------------------------------------------------------------------------------------------
  87  BioRad            697.50     697.50       2139                         80%    $     558.00
------------------------------------------------------------------------------------------------
  88  BioRad          1,350.00   1,350.00  2139/2273  28,078.50              80%    $   1,080.00
------------------------------------------------------------------------------------------------
  81  Life Tech       3,141.00   3,141.00       2140   3,141.00              80%    $   2,512.80
------------------------------------------------------------------------------------------------
  80  BioRad            645.00     645.00       2155     645.00              80%    $     516.00
------------------------------------------------------------------------------------------------
  82  Microfluids    23,800.00  23,800.00       2175  23,800.00              80%    $  19,040.00
------------------------------------------------------------------------------------------------
  89  PEBio             675.00     675.00       2201                        100%    $     675.00
------------------------------------------------------------------------------------------------
  90  PEBio             575.00     575.00       2201   1,250.00             100%    $     575.00
------------------------------------------------------------------------------------------------
 245  Beckman         2,956.44   2,956.44       2353   2,956.44             100%    $   2,956.44
------------------------------------------------------------------------------------------------
 246  CCS Packard    23,225.00  23,225.00       2356  23,225.00             100%    $  23,225.00
------------------------------------------------------------------------------------------------
 247  CCS Packard     1,100.00   1,100.00  accrued     1,100.00             100%    $   1,100.00
------------------------------------------------------------------------------------------------
 249  MXR             3,812.00   3,812.00       2374   3,812.00             100%    $   3,812.00
------------------------------------------------------------------------------------------------
      WXR             3,812.00   3,812.00       2301   3,812.00  no invo    100%    $   3,812.00
------------------------------------------------------------------------------------------------
 250  Therm-X           658.00     658.00       2389     658.00             100%    $     658.00
------------------------------------------------------------------------------------------------
 251  PE Bio         55,000.00  55,000.00       2087  55,000.00              70%    $  38,500.00
------------------------------------------------------------------------------------------------
 252  Univ. Imaging  14,900.00  14,900.00       2392                        100%    $  14,900.00
------------------------------------------------------------------------------------------------
 252  Univ. Imaging   4,800.00   4,800.00       2392                        100%    $   4,800.00
------------------------------------------------------------------------------------------------

                                     3 of 6

                               Cytokinetics, Inc.

---------------------------------------------------------------------------------------------------------------------------------
                      DATE
REF #    VENDOR      REC/INV    PO#    INVOICE #                      DESCRIPTION                        SERIAL #         COST
---------------------------------------------------------------------------------------------------------------------------------
252   Univ. Imaging   23-Oct  CY269         6623  Lamda Light Source with 175 W Ozone Free Bulb      N/A                 3,985.00
---------------------------------------------------------------------------------------------------------------------------------
252   Univ. Imaging   23-Oct  CY269         6623  Liquid Light Guide for Lambda-10C                  N/A                 1,400.00
---------------------------------------------------------------------------------------------------------------------------------
252   Univ. Imaging   23-OCt  CY259         6623  Epi Replacement Adapter for Zeiss Inverted Scope   N/A                   700.00
---------------------------------------------------------------------------------------------------------------------------------
252   Univ. Imaging   23-Oct  CY269         6623  Sutter LS cold Mirror and Adapter                  N/A                   600.00
---------------------------------------------------------------------------------------------------------------------------------
252   Univ. Imaging   23-Oct  CY269         6623  Lambda-10 Ten Position Filter Whieel with Shutter  N/A                 5,650.00
---------------------------------------------------------------------------------------------------------------------------------
252   Univ. Imaging   23-Oct  CY269         6623  Lambda-10 Excitation Adapter for Zeiss AxioVert    N/A                   200.00
---------------------------------------------------------------------------------------------------------------------------------
252   Univ. Imaging   23-Oct  CY269         6623  2 Axis (X,Y) Motor controler                       9009                4,200.00
---------------------------------------------------------------------------------------------------------------------------------
252   Univ. Imaging   23-Oct  CY269         6623  Prior Motorized Travel Stage for Inv. Scopes       3966                6,350.00
---------------------------------------------------------------------------------------------------------------------------------
252   Univ. Imaging   23-Oct  CY269         6623  Prior Specimen Holder for H 107 Stage              N/A                   350.00
---------------------------------------------------------------------------------------------------------------------------------
252   Univ. Imaging   23-Oct  CY269         6623  Prior 9 pin. RS-232 cable                          N/A                    50.00
---------------------------------------------------------------------------------------------------------------------------------
237   Zymark          16-Sep  CY245       105607  Twister-zymark, 110V/220V & kit ext. landscape     TW9838N0227        10,050.00
                                                  finger
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       609,863.67
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE:
---------------------------------------------------------------------------------------------------------------------------------
 40   Sabry            8-Apr  catalog  153620042  Dell dimension system                              DY3KP               3,345.00
---------------------------------------------------------------------------------------------------------------------------------
 41   CDW             20-Aug  Malik               IBM Pc 300PL 5/166 2.5GB                           1S656284U23XCKX4    1,301.00
---------------------------------------------------------------------------------------------------------------------------------
 42   CDW             20-Aug  Malik               IBM Pc 300PL 5/166 2.5GB                           1S656284U23XCRL7    1,301.00
---------------------------------------------------------------------------------------------------------------------------------
 43   CDW             20-Aug  Malik               IBM Pc 300PL 5/166 2.5GB                           1S656284U23XCKC7    1,002.00
---------------------------------------------------------------------------------------------------------------------------------
 44   CDW             20-Aug  Malik               IBM Pc 300PL 5/166 2.5GB                           1S656284U23XCPG8    1,002.00
---------------------------------------------------------------------------------------------------------------------------------
 45   CDW             20-Aug  Malik               IBM Pc 300PL 5/166 2.5GB                           1S656284U23XCKN9    1,002.00
---------------------------------------------------------------------------------------------------------------------------------
 46   CDW             20-Aug  Malik               IBM Pc 300PL 5/166 2.5GB                           1S656284U23XCPT4    1,002.00
---------------------------------------------------------------------------------------------------------------------------------
 47   CDW             20-Aug  Malik               IBM Pc 300PL 5/166 2.5GB                           1S656284U23XCKV3    1,002.00
---------------------------------------------------------------------------------------------------------------------------------
 48   CDW             20-Aug  Malik               IBM Pc 300PL 5/166 2.5GB                           1S656284U23XCPY4    1,002.00
---------------------------------------------------------------------------------------------------------------------------------
 49   CDW             20-Aug  Malik               IBM Pc 300PL 5/166 2.5GB                           1S656284U23XCRF6      812.00
---------------------------------------------------------------------------------------------------------------------------------
 50   CDW             20-Aug  Malik               IBM Pc 300PL 5/166 2.5GB                           1S656284U23XCRX9      812.00
---------------------------------------------------------------------------------------------------------------------------------
 51   Spectrum        27-Aug  Malik        32450  Decaview monit 15" w/cards                         552067822             571.00
---------------------------------------------------------------------------------------------------------------------------------
 55   Informax        29-Jun  CY100         4038  Vector NTI5.0                                      BLLIUV-4038         2,195.00
---------------------------------------------------------------------------------------------------------------------------------
 56   Informax        29-Jun  CY100         4038  Vector NTI5.0                                      BLLIUV-4038         2,195.00
---------------------------------------------------------------------------------------------------------------------------------
 95   Informax         6-Jul  CY100         4038  Align X                                            BLLIUV-4038           795.00
---------------------------------------------------------------------------------------------------------------------------------
 96   Informax         6-Jul  CY100         4038  Align X                                            BLLIUV-4038           795.00
---------------------------------------------------------------------------------------------------------------------------------
 97   informax         6-Jul  CY100         4038  Align X                                            BLLIUV-4038           795.00
---------------------------------------------------------------------------------------------------------------------------------
 98   Informax         6-Jul  CY100         4038  Align X                                            BLLIUV-4038           795.00
---------------------------------------------------------------------------------------------------------------------------------
 57   MDL              5-Aug  8059801     141153  ISIS Draw software                                 ID214XE980234         495.00
---------------------------------------------------------------------------------------------------------------------------------
 58   MDL              5-Aug  8059801     141153  ISIS Base software                                 IB214XE980100         925.00
---------------------------------------------------------------------------------------------------------------------------------
 59   Computown       10-Sep  verbal      358223  IBM Pc 300PL 4.2 GB w/19in monitor                 1S689216U23N2684    2,720.00
---------------------------------------------------------------------------------------------------------------------------------
 60   Computown       10-Sep  verbal      358223  IBM Pc 300PL 4.2 GB w/19in monitor                 1S689216U23N2641    2,720.00
---------------------------------------------------------------------------------------------------------------------------------
238   Computown       17-Sep              360244  Procurve Switch 4000M                              SG83160178          2,300.00
---------------------------------------------------------------------------------------------------------------------------------
239   Computown       22-Sep              361793  PC 300PL 4.2GB sys w/19in monitor                  23N1467             2,720.00
---------------------------------------------------------------------------------------------------------------------------------
240   Computown       22-Sep              361793  PC 300PL 4.2GB sys w/19in monitor                  23N1033             2,720.00
---------------------------------------------------------------------------------------------------------------------------------
241   Computown        6-Oct              366561  M Pro P2-4009.1GB                                  23F3332             3,250.00
---------------------------------------------------------------------------------------------------------------------------------
242   Computown        6-Oct  10598       366588  128MB 100MHZ ECC Module                            Memory - No S/N       437.50
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
REF #    VENDOR         TOTAL    CK #                      % FUNDED  TOTAL FUNDED
---------------------------------------------------------------------------------
252   Univ. Imaging    3,985.00  2392                        100%    $   3,985.00
---------------------------------------------------------------------------------
252   Univ. Imaging    1,400.00  2392                        100%    $   1,400.00
---------------------------------------------------------------------------------
252   Univ. Imaging      700.00  2392                        100%    $     700.00
---------------------------------------------------------------------------------
252   Univ. Imaging      600.00  2392                        100%    $     600.00
---------------------------------------------------------------------------------
252   Univ. Imaging    5,650.00  2392                        100%    $   5,650.00
---------------------------------------------------------------------------------
252   Univ. Imaging      200.00  2392                        100%    $     200.00
---------------------------------------------------------------------------------
252   Univ. Imaging    4,200.00  2392                        100%    $   4,200.00
---------------------------------------------------------------------------------
252   Univ. Imaging    6,350.00  2392                        100%    $   6,350.00
---------------------------------------------------------------------------------
252   Univ. Imaging      350.00  2392                        100%    $     350.00
---------------------------------------------------------------------------------
252   Univ. Imaging       50.00  2392   43,185.00            100%    $      50.00
---------------------------------------------------------------------------------
237   Zymark          10,050.00  2327   10,050.00            100%    $  10,050.00
---------------------------------------------------------------------------------
                     609,863.67        609,863.67  ok                $ 531,290.91
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
COMPUTER HARDWARE:            -
---------------------------------------------------------------------------------
 40   Sabry            3,345.00  1045    3,345.00  accrue     65%    $   2,174.25
---------------------------------------------------------------------------------
 41   CDW              1,301.00  2143              accrue     80%    $   1,040.80
---------------------------------------------------------------------------------
 42   CDW              1,301.00  2143              accrue     80%    $   1,040.80
---------------------------------------------------------------------------------
 43   CDW              1,002.00  2143              accrue     80%    $     801.60
---------------------------------------------------------------------------------
 44   CDW              1,002.00  2143              accrue     80%    $     801.60
---------------------------------------------------------------------------------
 45   CDW              1,002.00  2143              accrue     80%    $     801.60
---------------------------------------------------------------------------------
 46   CDW              1,002.00  2143              accrue     30%    $     801.60
---------------------------------------------------------------------------------
 47   CDW              1,002.00  2143              accrue     80%    $     801.60
---------------------------------------------------------------------------------
 48   CDW              1,002.00  2143              accrue     80%    $     801.60
---------------------------------------------------------------------------------
 49   CDW                812.00  2143              accrue     80%    $     649.60
---------------------------------------------------------------------------------
 50   CDW                812.00  2143   10,238.00  accrue     80%    $     649.60
---------------------------------------------------------------------------------
 51   Spectrum           571.00  2144      571.00             80%    $     456.80
---------------------------------------------------------------------------------
 55   Informax         2,195.00  2166                         70%    $   1,536.50
---------------------------------------------------------------------------------
 56   Informax         2,195.00  2166                         70%    $   1,536.50
---------------------------------------------------------------------------------
 95   Informax           795.00  2166                         70%    $     556.50
---------------------------------------------------------------------------------
 96   Informax           795.00  2166                         70%    $     556.50
---------------------------------------------------------------------------------
 97   informax           795.00  2166                         70%    $     556.50
---------------------------------------------------------------------------------
 98   Informax           795.00  2166    7,570.00             70%    $     556.50
---------------------------------------------------------------------------------
 57   MDL                495.00  2173                         80%    $     396.00
---------------------------------------------------------------------------------
 58   MDL                925.00  2173    1,420.00             80%    $     740.00
---------------------------------------------------------------------------------
 59   Computown        2,720.00  2189                         80%    $   2,176.00
---------------------------------------------------------------------------------
 60   Computown        2,720.00  2189    5,440.00             80%    $   2,176.00
---------------------------------------------------------------------------------
238   Computown        2,300.00  2331                        100%    $   2,300.00
---------------------------------------------------------------------------------
239   Computown        2,720.00  2331                        100%    $   2,720.00
---------------------------------------------------------------------------------
240   Computown        2,720.00  2331                        100%    $   2,720.00
---------------------------------------------------------------------------------
241   Computown        3,250.00  2331                        100%    $   3,250.00
---------------------------------------------------------------------------------
242   Computown          437.50  2331                        100%    $     437.50
---------------------------------------------------------------------------------

                                     4 of 6

                               Cytokinetics, Inc.

                  DATE
REF #  VENDOR    REC/INV   PO#     INVOICE #                  DESCRIPTION                      SERIAL #         COST       TOTAL
----------------------------------------------------------------------------------------------------------------------------------
 243  Computown    6-Oct  10598        366588  128MB 100MHZ ECC Module                     Memory - No S/N       437.50     437.50
----------------------------------------------------------------------------------------------------------------------------------
 248  Computown   20-Oct  Verbal       370998  Thinkpad                                    72299               3,050.00   3,050.00
----------------------------------------------------------------------------------------------------------------------------------
      Computown   20-Oct  Verbal       370998  Thinkpad                                    71299/1             3,050.00   3,050.00
----------------------------------------------------------------------------------------------------------------------------------
 100  Computown   31-Jul               345499  Server 330 P2-333 #864021                   1S861021Y23AAD88    3,685.00   3,685.00
----------------------------------------------------------------------------------------------------------------------------------
 100  Computown   31-Jul               345499  50 GB Internal AIT tape drive sdx-300       3Y3KP               3,710.00   3,710.00
----------------------------------------------------------------------------------------------------------------------------------
 100  Computown   21-Jul               345499  Win NT server v4.0 #227.01152               BPC814C01665        1,460.00   1,460.00
----------------------------------------------------------------------------------------------------------------------------------
 100  Computown   21-Jul               342904  IBM PC 300 PL PII-350 #689216U              1S689216U23N1014    2,143.00   2,143.00
----------------------------------------------------------------------------------------------------------------------------------
 100  Computown   21-Jul               342904  IBM PC 300 PL PII-350 #689216U              1S689216U23N1047    2,143.00   2,143.00
----------------------------------------------------------------------------------------------------------------------------------
 100  Computown   21-Jul               342904  IBM PC 300 PL PII-350 #689216U              1S689216U23N1467    2,143.00   2,143.00
----------------------------------------------------------------------------------------------------------------------------------
 100  Computown   21-Jul               342904  IBM PC 300 PL PII-350 #689216U              1S689216U23N1032    2,143.00   2,143.00
----------------------------------------------------------------------------------------------------------------------------------
 100  Computown   21-Jul               342904  IBM PC 300 PL PII-350 #689216U              1S689216U23N1049    2,143.00   2,143.00
----------------------------------------------------------------------------------------------------------------------------------
 100  Computown   21-Jul               342904  IBM PC 300 PL PII-350 #689216U              1S689216U23N1503    2,143.00   2,143.00
----------------------------------------------------------------------------------------------------------------------------------
 100  Computown   21-Jul               342904  IBM PC 300 PL PII-350 #689216U              1S689216U23N1033    2,143.00   2,143.00
----------------------------------------------------------------------------------------------------------------------------------
 100  Computown   21-Jul               342904  IBM PC 300 PL PII-350 #689216U              1S689216U23N1051    2,143.00   2,143.00
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              72,548.00  72,548.00
----------------------------------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT-OTHER:
----------------------------------------------------------------------------------------------------------------------------------
  62  Computown    2-Jul  Sabry      336481-A  GNM0600 computer                            0660H9954A2311698     811.00     811.00
----------------------------------------------------------------------------------------------------------------------------------
  63  Computown    2-Jul  Sabry      336481-A  GNM0600 computer                            0660H9954A2311711     811.00     811.00
----------------------------------------------------------------------------------------------------------------------------------
  64  Computown    2-Jul  Sabry      336481-A  GNM0600 computer                            0660H9954A2311680     811.00     811.00
----------------------------------------------------------------------------------------------------------------------------------
  65  Computown    2-Jul  Sabry      336481-A  GNM0600 computer                            0660H9954A2311690     811.00     811.00
----------------------------------------------------------------------------------------------------------------------------------
  66  Computown    2-Jul  Sabry      336481-A  GNM0600 computer                            0660H9954A2311692     811.00     811.00
----------------------------------------------------------------------------------------------------------------------------------
  67  Computown    2-Jul  Sabry      336481-A  GNM0600 computer                            0660H9954A2311699     811.00     811.00
----------------------------------------------------------------------------------------------------------------------------------
  68  Computown    2-Jul  Sabry      336481-A  GNM0600 computer                            0660H9954A2311708     811.00     811.00
----------------------------------------------------------------------------------------------------------------------------------
  69  Computown    2-Jul  Sabry      336481-A  GNM0600 computer                            0660H9954A2311702     811.00     811.00
----------------------------------------------------------------------------------------------------------------------------------
  70  Computown    2-Jul  Sabry      336481-A  GNM0600 computer                            0660H9954A2311694     811.00     811.00
----------------------------------------------------------------------------------------------------------------------------------
  71  Computown    2-Jul  Sabry      336481-A  GNM0600 computer                            0660H9954A2311681     811.00     811.00
----------------------------------------------------------------------------------------------------------------------------------
      Computown    2-Jul  Sabry      336481-A  LaserJet 4000TN 17PPM 8MB 1200X1200DPI PCL6 1SUSNC128841        1,545.00   1,545.00
----------------------------------------------------------------------------------------------------------------------------------
  72  Computown    2-Jul  Sabry        340497  IBM Pc 300PL 4.2 GB HD                      1S689216U23N1017    2,143.00   2,143.00
----------------------------------------------------------------------------------------------------------------------------------
  73  Computown    2-Jul  Sabry        340497  IBM Pc 300PL 4.2 GB HD                      1S689216U23N2668    2,143.00   2,143.00
----------------------------------------------------------------------------------------------------------------------------------
  91  Sears       13-Sep  Vaughan  exp report  Freezer 17 in                               BA83212874            579.99     579.99
----------------------------------------------------------------------------------------------------------------------------------
  92  Sears       13-Sep  Vaughan  exp report  Refrig 18 in                                BA3609110             899.98     899.98
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,420.97  15,420.97
----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE HARDWARE:
----------------------------------------------------------------------------------------------------------------------------------
  74  ACD         14-Jul                       Toshiba DK424 (Model DKSue424A)             G28977             11,277.00  11,277.00
----------------------------------------------------------------------------------------------------------------------------------
                                               Voice Center                                1239496
----------------------------------------------------------------------------------------------------------------------------------
ARCHITECT FEES:
----------------------------------------------------------------------------------------------------------------------------------
  75  Dowler      28-May            9804001-2  Architect, blueprints, programming          NO S/N              3,600.98   3,600.98
----------------------------------------------------------------------------------------------------------------------------------
  76  Dowler      15-Jul              9804003  Architect, construction documents           NO S/N              1,530.00   1,530.00
----------------------------------------------------------------------------------------------------------------------------------
 255  Dowler      19-Oct              9804007  Architect, blueprints                       NO S/N                 50.00      50.00
----------------------------------------------------------------------------------------------------------------------------------
 256  Dowler      19-Oct              9804006  Architect, construction documents           NO S/N              1,567.50   1,567.50
----------------------------------------------------------------------------------------------------------------------------------
      Dowler       8-Sep              9804005  Architect                                   NO S/N              2,190.00   2,190.00

REF #  VENDOR      CK #                        % FUNDED TOTAL FUNDED
--------------------------------------------------------------------
 243  Computown       2331  11,865.00             100%  $     437.50
--------------------------------------------------------------------
 248  Computown  accrued     3,050.00             100%  $   3,050.00
--------------------------------------------------------------------
      Computown  accrued     3,050.00             100%  $   3,050.00
--------------------------------------------------------------------
 100  Computown       2001                         80%  $   2,948.00
--------------------------------------------------------------------
 100  Computown       2001                         80%  $   2,968.00
--------------------------------------------------------------------
 100  Computown       2001                         80%  $   1,168.00
--------------------------------------------------------------------
 100  Computown       2001                         80%  $   1,714.40
--------------------------------------------------------------------
 100  Computown       2001                         80%  $   1,714.40
--------------------------------------------------------------------
 100  Computown       2001                         80%  $   1,714.40
--------------------------------------------------------------------
 100  Computown       2001                         80%  $   1,714.40
--------------------------------------------------------------------
 100  Computown       2001                         80%  $   1,714.40
--------------------------------------------------------------------
 100  Computown       2001                         80%  $   1,714.40
--------------------------------------------------------------------
 100  Computown       2001                         80%  $   1,714.40
--------------------------------------------------------------------
 100  Computown       2001  25,999.00              80%  $   1,714.40
--------------------------------------------------------------------
                            72,548.00  ok               $  60,372.65
--------------------------------------------------------------------
OFFICE EQUIPMENT-OTHER:
--------------------------------------------------------------------
  62  Computown       1033                         70%  $     567.70
--------------------------------------------------------------------
  63  Computown       1033                         70%  $     567.70
--------------------------------------------------------------------
  64  Computown       1033                         70%  $     567.70
--------------------------------------------------------------------
  65  Computown       1033                         70%  $     567.70
--------------------------------------------------------------------
  66  Computown       1033                         70%  $     567.70
--------------------------------------------------------------------
  67  Computown       1033                         70%  $     567.70
--------------------------------------------------------------------
  68  Computown       1033                         70%  $     567.70
--------------------------------------------------------------------
  69  Computown       1033                         70%  $     567.70
--------------------------------------------------------------------
  70  Computown       1033                         70%  $     567.70
--------------------------------------------------------------------
  71  Computown       1033                         70%  $     567.70
--------------------------------------------------------------------
      Computown       1033   9,655.00              70%  $   1,081.50
--------------------------------------------------------------------
  72  Computown       2058                         70%  $   1,500.10
--------------------------------------------------------------------
  73  Computown       2058   4,286.00              70%  $   1,500.10
--------------------------------------------------------------------
  91  Sears           2217                        100%  $     579.99
--------------------------------------------------------------------
  92  Sears           2217   1,479.97             100%  $     899.98
--------------------------------------------------------------------
                            15,420.97  ok               $  11,238.67
--------------------------------------------------------------------
TELEPHONE HARDWARE:
--------------------------------------------------------------------
  74  ACD        2014/2146  11,277.00  ok          80%  $   9,021.60
--------------------------------------------------------------------

--------------------------------------------------------------------
ARCHITECT FEES:
--------------------------------------------------------------------
  75  Dowler          1016   3,600.98              70%  $   2,520.69
--------------------------------------------------------------------
  76  Dowler          2099   1,530.00              80%  $   1,224.00
--------------------------------------------------------------------
 255  Dowler     accrued        50.00             100%  $      50.00
--------------------------------------------------------------------
 256  Dowler     accrued     1,567.50             100%  $   1,567.50
--------------------------------------------------------------------
      Dowler          2286   2,190.00  need c      80%  $   1,752.00

                                     5 of 6

                               Cytokinetics, Inc.

                     DATE
REF #  VENDOR       REC/INV  PO#  INVOICE #   DESCRIPTION   SERIAL #    COST        TOTAL       CK #
------------------------------------------------------------------------------------------------------------------
   77  Dowler       15-Jul          9804004  Architect      NO S/N        38.34        38.34       2100      38.34
------------------------------------------------------------------------------------------------------------------
                                                                       8,976.82     8,976.82              8,976.82
------------------------------------------------------------------------------------------------------------------
CABLING COSTS:
------------------------------------------------------------------------------------------------------------------
   78  Valley Comm  26-Jun           38799A  Voice Cabling  NO S/N    11,363.67    11,363.67       2059  11,363.67
------------------------------------------------------------------------------------------------------------------
   78  Valley Comm  26-Jun           38799A  Voice Cabling  NO S/N     9,671.04     9,671.04  accrued     9,671.04
------------------------------------------------------------------------------------------------------------------
                                                                      21,034.71    21,034.71             21,034.71
------------------------------------------------------------------------------------------------------------------
TENANT IMPROVEMENT COSTS-OTHER
------------------------------------------------------------------------------------------------------------------
   79  Cardkey      26-Aug           558778  Security Sys   0385-98G  12,052.00    12,052.00  1036/2158  12,052.00
------------------------------------------------------------------------------------------------------------------
                                                                      12,052.00    12,052.00             12,052.00
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                      91,694.20    91,694.20             91,694.20
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL INV.  774,859.39

REF #  VENDOR                % FUNDED  TOTAL FUNDED
---------------------------------------------------
   77  Dowler                     80%  $      30.67
---------------------------------------------------
                    ok                 $   7,144.86
---------------------------------------------------
CABLING COSTS:
---------------------------------------------------
   78  Valley Comm                70%  $   7,954.57
---------------------------------------------------
   78  Valley Comm  journal       70%  $   6,769.73
---------------------------------------------------
                    ok                 $  14,724.30
---------------------------------------------------
TENANT IMPROVEMENT COSTS-OTHER
---------------------------------------------------
   79  Cardkey                    80%  $   9,641.60
---------------------------------------------------

                    -                  $   9,641.60
---------------------------------------------------

---------------------------------------------------
                    TOTAL HARDWARE     $ 631,184.05
---------------------------------------------------
                    TOTAL SOFT & TI    $  31,510.76
---------------------------------------------------
                    TOTAL FUNDED       $ 662,694.81

                                     6 of 6